                                                                  Exhibit 10.4


                              STOCK PURCHASE AGREEMENT

                                         by

                                        and

                                       Among

                               USinternetworking, Inc.

                                        and

                                 Richard C. Albright,
                                Bruce H. Brandaleone,
                                Christopher de Roetth,
                                 Elisabeth de Roetth,
                                   Peter de Roetth,
                                   Nicholas DeWolf,
                                  Christopher Egan,
                                  Michael J. Egan,
                            Richard J. and Maureen E. Egan
                                Grandchildren's Trust,
                                    Donald A. Foss,
                                    David Friend,
                                   Roger M. Marino,
                                  William G. Miller,
                                  James K. Schuler,
                                  Carolyn H. Walter
                                        and
                                 Jane E. Westervelt

                            -----------------------------

                              Dated as of June 19, 1998

                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----
ARTICLE 1. DEFINITIONS..........................................................1

           1.1. Definitions.....................................................1
           1.2. Accounting Terms; Financial Statements..........................4
           1.3. Knowledge Standard..............................................4
           1.4. Other Defined Terms.............................................4

ARTICLE 2. AUTHORIZATION OF PREFERRED SHARES; PURCHASE AND SALE OF
           PREFERRED SHARES.....................................................5

           2.1. Preferred Shares................................................5
           2.2. Purchase and Sale of Preferred Shares...........................5
           2.3. Closing.........................................................5
           2.4. Fees and Expenses...............................................6

ARTICLE 3. CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO
           PURCHASE THE PREFERRED SHARES........................................6

           3.1. Representations and Warranties..................................6
           3.2. Compliance with Terms and Conditions of this Agreement..........6
           3.3. Delivery of Certificates Evidencing the Shares..................6
           3.4. [intentionally omitted].........................................6
           3.5. Secretary's Certificates........................................6
           3.6. Documents.......................................................7
           3.7. Purchase Permitted by Applicable Laws...........................7
           3.8. Consents and Approvals..........................................7
           3.9. Consent and Waiver..............................................7
           3.10. Joinder to the Shareholders' Agreement.........................7
           3.11. No Material Judgment or Order..................................7
           3.12. Legal Opinion..................................................8

ARTICLE 4. CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CLOSE.................8

           4.1. Representations and Warranties..................................8
           4.2. Compliance with this Agreement..................................8
           4.3. [intentionally omitted].........................................8
           4.4. Issuance Permitted by Applicable Laws...........................8
           4.5. Payment of Purchase Price.......................................8
           4.6. Consents and Approvals..........................................8
           4.7. Consents and Waiver.............................................9


           4.8. Joinder to the Shareholders' Agreement..........................9
           4.9. Legal Opinion...................................................9
           4.10. No Material Judgment or Order..................................9

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................9

           5.1. Corporate Existence and Authority...............................9
           5.2. Corporate Authorization; No Contravention.......................9
           5.3. Governmental Authorization; Third Party Consents...............10
           5.4. Binding Effect.................................................10
           5.5. Capitalization.................................................10
           5.6. Private Offering...............................................11
           5.7. Litigation.....................................................11
           5.8. Financial Statements...........................................12
           5.9. Title and Condition of Assets..................................12
           5.10. Contractual Obligations.......................................12
           5.11. Tax Matters...................................................12
           5.12. Severance Arrangements........................................12
           5.13. Investment Company/Government Regulations.....................12
           5.14. Broker's, Finder's or Similar Fees............................13
           5.15. Labor Relations and Employee Matters..........................13
           5.16. Employee Benefits Matters.....................................13
           5.17. Outstanding Borrowings........................................13
           5.18. Insurance Schedule............................................13
           5.19. Solvency......................................................13
           5.20. No Other Agreements to Sell the Assets or Capital Stock of
                  the Company..................................................14
           5.21. Key Employees.................................................14
           5.22. Compliance with Law...........................................14
           5.23. Disclosure....................................................14

ARTICLE 6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS....................14

           6.1. Location of Principal Office, Qualification as an Accredited
                  Investor.....................................................15
           6.2. Transfer Restrictions Imposed by Securities Law................15
           6.3. Binding Effect.................................................15
           6.4. Purchase for Own Account.......................................15
           6.5. Financial Condition; Sophistication............................16
           6.6. Purchaser Representative; Power of Attorney; Receipt of
                  Information..................................................16
           6.7. Broker's, Finder's or Similar Fees.............................17
           6.8. Governmental Authorization; Third Party Consent................17
           6.9. Litigation.....................................................17


ARTICLE 7. COVENANTS OF THE COMPANY WITH RESPECT TO THE PERIOD
             FOLLOWING THE CLOSING.............................................17

           7.1. Reservation of Shares..........................................17

ARTICLE 8. INDEMNIFICATION.....................................................18

           8.1. Idemnification.................................................18
           8.2. Notification...................................................19

ARTICLE 9. MISCELLANEOUS.......................................................19

           9.1. Survival of Representations and Warranties.....................19
           9.2. Notices........................................................20
           9.3. Successors and Assigns.........................................20
           9.4. Amendment and Waiver...........................................21
           9.5. Counterparts...................................................21
           9.6. Headings.......................................................21
           9.7. Governing Law..................................................21
           9.8. Jurisdiction...................................................21
           9.9. Severability...................................................22
           9.10. Rules of Construction.........................................22
           9.11. Entire Agreement..............................................22
           9.12. Publicity.....................................................22
           9.13. Further Assurances............................................22
           9.14. Waiver of Jury Trail..........................................23

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of this 19th day of June, 1998, by and between (i) USinternetworking, Inc., a Delaware corporation (the "Company") and (ii) Richard C. Albright, Bruce H. Brandaleone, Christopher de Roetth, Elisabeth de Roetth, Peter de Roetth, Nicholas DeWolf, Christopher Egan, Michael J. Egan, Richard J. Egan, Richard J. and Maureen E. Egan Grandchildren's Trust, Donald A. Foss, David Friend, Roger M. Marino, William G. Miller, James K. Schuler, Carolyn H. Walter and Jane E. Westervelt (collectively referred to herein as the "Purchasers").

                                   RECITALS:

     A. Upon the terms and subject to the conditions set forth in this Agreement, the Company proposes to issue and sell shares of its Series A Convertible Preferred Stock ("Series A Preferred Stock," as defined below) to the Purchasers.

     B. The Purchasers desire to purchase from the Company shares of the Series A Preferred Stock as set forth on SCHEDULE 1 hereto.

     C. Account Management Corporation has made certain representations in the Certificate attached to this Agreement.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.
                                  DEFINITIONS

     1.1     DEFINITIONS.

     As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     "AFFILIATE" means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether by contract, through one or more intermediaries, or otherwise.

     "BUSINESS DAY" shall mean a day other than a Saturday or Sunday or any federal holiday.

     "COMMISSION" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act (as defined below).

     "COMMON STOCK" means the common stock, par value $.001 per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

     "CONDITION OF THE COMPANY" means the assets, business, properties, operations, financial condition or prospects of the company.

     "EMPLOYEE PLANS" means all benefits arrangements, pension plans or welfare plans adopted by the Company for its employees.

     "EMPLOYEE STOCK OPTION PLAN" means an employee stock option plan adopted by the Compensation Committee of the Board of Directors of the Company providing for the issuance to certain employees of the Company of options to purchase a certain number of shares of Common Stock at a certain exercise price per share. The total number of shares of Common Stock which may be issued under such plan shall not exceed 6.5% of the total number of outstanding shares of common stock calculated on a fully diluted basis, not including the options and shares issuable or issued on exercise of options pursuant to the Employee Stock Option Plan.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

     "GAAP" means United States generally accepted accounting principles, in effect from time to time, consistently applied.

     "GOVERNMENTAL AUTHORITY" means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "INDEBTEDNESS" means, as to any Person: (a) all obligations, whether or not contingent, of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured),
(b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all obligations of such Person representing the balance of deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the even of default are limited to repossession or sale of such property), (f) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (g) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (f)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (h) all Indebtedness of any other Person referred to in clauses (a) through (f) above, guaranteed, directly or indirectly, by that Person.

     "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security interest of any kind or nature whatsoever (excluding preferred stock or equity related preferences) including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease obligation, or any financing lease having substantially the same economic effect as any of the foregoing.

     "OUTSTANDING BORROWINGS" means all Indebtedness of the Company for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured).

     "PERSON" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     "REQUIREMENTS OF LAW" means, as to any Person, the provisions of the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, right, privilege, qualification, license or franchise, order, judgment, or determination of an arbitrator or a court or other Governmental Authority, in each case, applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or applicable to any or all of the transactions contemplated by or referred to in the Transaction Agreements.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     "SERIES A PREFERRED STOCK" means the 8% Series A Convertible Preferred Stock, par value $.01 per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

     "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement, dated as of May 28, 1998, by and among the Company and the Stockholders that are listed as a party thereto and any Persons who become or became parties to the Shareholders' Agreement whether pursuant to an amendment or otherwise.

     "TRANSACTION AGREEMENTS" means this Agreement, the Joinder to the Shareholders' Agreement (as defined in Section 3.10) and the Shareholders' Agreement.

     "TRANSACTION EXPENSES" means any and all reasonable out-of-pocket (i) legal expenses incurred by the Purchasers in connection with the negotiation and preparation of the Transaction Agreements, the consummation of the transactions contemplated thereby and preparation for any of the foregoing, including, without limitation, travel expenses, reasonable fees, charges and disbursements of counsel and any similar or related legal costs and legal expenses; and (ii) other expenses incurred by the Purchasers in connection with the negotiation and preparation of this Agreement.

     1.2.  ACCOUNTING TERMS; FINANCIAL STATEMENTS.

     All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice" shall mean such accounting practice as, in the opinion of the independent certified public accountants regularly retained by the Company conforms at the time to GAAP applied on a consistent basis except for changes with which such accountants concur.

     1.3.  KNOWLEDGE STANDARD

     When used herein, the phrase "to the knowledge of" any Person, "to the best knowledge of" any Person or any similar phrase shall mean, (i) with respect to any individual, the actual knowledge of such Person, (ii) with respect to any corporation, the actual knowledge of the officers and directors of such corporation and the knowledge of such facts that such persons should have in the exercise of their duties after reasonable inquiry, and (iii) with respect to a partnership, the actual knowledge of the officers and directors of the general partner of such partnership and the knowledge of such facts that such persons should have in the exercise of their duties after reasonable inquiry.

     1.4.  Other Defined Terms.

     The following terms shall have the meanings specified in the Sections set forth below:



TERM                            SECTION
----                            -------

Actions                           5.7
Certificate of Incorporation      2.1
Certificate                       2.1
Certificate of Designation        2.1
Closing Date                      2.2
Closing                           2.3


                Indemnified Party                      8.2
                Indemnifying Party                     8.2
                Liabilities                            8.1
                Preferred Shares                       2.1
                Purchase Price                         2.2
                Purchasing Indemnified Party           9.1
                Purchasing Indemnifying Party          9.1
                Selling Indemnified Party              9.1
                Selling Indemnifying Party             9.1


                                   ARTICLE 2.
                       AUTHORIZATION OF PREFERRED SHARES;
                      PURCHASE AND SALE OF PREFERRED SHARES

     2.1. PREFERRED SHARES.

     The Board of Directors of the Company has authorized the issuance and sale of 3,000 shares of the Series A Preferred Stock (the "Preferred Shares") and has duly adopted resolutions establishing the rights, preferences, privileges and restrictions of the Series A Preferred Stock. The Preferred Shares will have the respective rights, preferences and privileges set forth in the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") and the Certificate of Designations, Preferences, and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof filed on May 27, 1998 with respect thereto (the "Certificate of Designation" and together with the Certificate of Incorporation, the "Certificate").

     2.2. PURCHASE AND SALE OF PREFERRED SHARES.

     Upon the terms and subject to the conditions herein contained, on the date hereof or such other date as the parties may agree (the ("Closing Date"), the Company shall issue to the Purchasers and the Purchasers shall acquire from the Company, the number of Preferred Shares set forth next to each Purchaser's name on SCHEDULE 1 hereto. The aggregate purchase price of such Preferred Shares, to be paid by the Purchasers in the amount set forth next to each Purchaser's name on SCHEDULE 1 hereto, shall be One Million Two Hundred Thousand Dollars ($1,200,024)(the "Purchase Price").

     2.3. CLOSING

     The closing of the sale to and purchase by the Purchasers of the Preferred Shares (the "Closing") shall occur at 11 o'clock A.M., local time on the Closing Date at the offices of Latham & Watkins, 1001 Pennsylvania Avenue, N.W., Washington D.C. 20004, or such other location as the parties may agree. At the Closing, (i) the Company shall deliver to the Purchasers certificates evidencing the Preferred Shares being purchased by the Purchasers, free and clear of any Liens of any nature whatsoever, other than those created by the Certificate or the Shareholders' Agreement, registered in the Purchasers' name, and (ii) the Purchasers shall deliver to the Company the Purchase Price, in the amounts as set forth next to each Purchaser's name on SCHEDULE 1 hereto, by cashier's or certified check or wire transfer of immediately available funds.

     2.4. FEES AND EXPENSES.

     Concurrently with the Closing, the Company shall reimburse each Purchaser for the Transaction Expenses, which payment shall be made by wire transfer of immediately available funds to an account or accounts designated by such Purchaser.

                                   ARTICLE 3.
                      CONDITIONS TO THE OBLIGATION OF THE
                   PURCHASERS TO PURCHASE THE PREFERRED SHARES

     The obligation of each of the Purchasers to purchase the Preferred Shares, to pay the Purchase Price therefor and to perform any of its obligations hereunder on the Closing Date (unless otherwise specified) shall be subject to the satisfaction of the following conditions on or before the Closing Date:

     3.1. REPRESENTATIONS AND WARRANTIES.

     The representations and warranties of the Company contained in Section 5 hereof shall be true and correct in all material respects as of the date hereof.

     3.2. COMPLIANCE WITH TERMS AND CONDITIONS OF THIS AGREEMENT.

     The Company shall have performed and complied with all of the agreements and conditions set forth herein that are required to be performed or complied with by the Company on or before the date hereof.

     3.3. DELIVERY OF CERTIFICATES EVIDENCING THE SHARES.

     The Company shall have delivered to the Purchasers the certificates evidencing the Preferred Shares as set forth in Section 2.3.

     3.4. [intentionally omitted]

     3.5. SECRETARY'S CERTIFICATES.

     The Purchasers shall have received a certificate from the Company, dated as of the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying that the attached copies of the Certificate of Incorporation, Certificate of Designation, By-laws of the Company, (all of which will be in form and substance consistent with this Agreement) and resolutions of the Board of Directors of the Company approving this transaction are all true, complete and correct and remain unamended and in full force and effect.

     3.6.  DOCUMENTS

     The Purchasers shall have received true, complete and correct copies of such documents and such other information as they may have reasonably requested in connection with or relating to the sale of the Preferred Shares and the transactions required to be performed herein.

     3.7. PURCHASE PERMITTED BY APPLICABLE LAWS.

     The acquisition of and payment for the Preferred Shares to be acquired by the Purchasers hereunder and the consummation of this Agreement (a) shall not be prohibited by any Requirements of Law, and (b) shall not conflict with or be prohibited by any Contractual Obligation of the Company.

     3.8. CONSENTS AND APPROVALS

     All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those material Contractual Obligations of the Company necessary or required in connection with the execution, delivery or performance (including, without limitation, the issuance of the Preferred Shares and the issuance of the Common Stock upon conversion of the Preferred Shares) by the Company shall have been obtained and be in full force and effect and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

     3.9. CONSENT AND WAIVER

     The shareholders that are parties to the Shareholders' Agreement and the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock shall have duly executed and delivered to the Purchasers the Consent and Waiver substantially in the form attached as EXHIBIT A hereto

     3.10. JOINDER TO THE SHAREHOLDERS' AGREEMENT

     The shareholders that are parties to the Shareholders' Agreement shall have duly executed and delivered to the Purchasers the Joinder to the Shareholders' Agreement substantially in the form attached as EXHIBIT B hereto.

     3.11. NO MATERIAL JUDGMENT OR ORDER

     There shall not be any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirement of Law which, in the reasonable judgment of the Purchasers, would (i) prohibit the purchase of the Preferred Shares hereunder,
(ii) subject the Purchasers to any penalty if the Preferred Shares were to be purchased hereunder, or (iii) question the validity or legality of the transactions required to be performed under this Agreement.

     3.12.  LEGAL OPINION.

     The Purchasers shall have received an opinion of counsel for the Company in the form attached as EXHIBIT C hereto.

                            ARTICLE 4.
                  CONDITIONS TO THE OBLIGATION OF
                         THE COMPANY TO CLOSE

     The obligation of the Company to issue and sell the Preferred Shares and the other obligations of the Company hereunder, shall be subject to the satisfaction of the following conditions on or before the Closing Date:

     4.1.  REPRESENTATIONS AND WARRANTIES.

     The representations and warranties of the Purchasers contained in
Section 6 hereof shall be true and correct in all material respects on and as of the Closing Date as if made at and as of such date.

     4.2.  COMPLIANCE WITH THIS AGREEMENT

     Each of the Purchasers shall have performed and complied with all of the agreements and conditions set forth herein that are required to be performed or complied with by the Purchasers on or before the Closing Date.

     4.3.  [intentionally omitted]

     4.4.  ISSUANCE PERMITTED BY APPLICABLE LAWS.

     The issuance of the Preferred Shares to be issued by the Company hereunder and the consummation of this Agreement (a) shall not be prohibited by any Requirements of Law, and (b) shall not conflict with or be prohibited by any Contractual Obligations of the Purchasers.

     4.5.  PAYMENT OF PURCHASE PRICE.

     Each of the Purchasers shall have tendered to the Company the Purchase Price as set forth in Schedule 1 hereto.

     4.6.  CONSENTS AND APPROVALS.

     All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those material Contractual Obligations of the Purchasers necessary or required in connection with the execution, delivery or performance by the Purchasers shall have been obtained and be in full force and effect and all waiting periods shall have lapsed without extension or imposition of any conditions or restrictions.

     4.7. CONSENT AND WAIVER.

     The Consent and Waiver substantially in the form set forth in EXHIBIT A hereto shall have been executed and delivered by each of the shareholders that are a party to the Shareholders' Agreement and by the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock.

     4.8. JOINDER TO THE SHAREHOLDERS' AGREEMENT.

     The Joinder to the Shareholders' Agreement substantially in the form set forth in EXHIBIT B hereto shall have been executed and delivered by each of the shareholders that are a party to the Shareholders' Agreement.

     4.9. LEGAL OPINION.

     The Company shall have received an opinion of counsel for each of the Purchasers in the form attached as EXHIBIT D hereto.

     4.10. NO MATERIAL JUDGMENT OR ORDER.

     There shall not be any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirements of Law which, in the reasonable judgment of the Company would (i) prohibit the sale of the Shares or the consummation of the other transactions hereunder, (ii) subject the Company to any penalty if the Shares were to be sold hereunder or (iii) question the validity or legality of the transactions required to be performed under this Agreement.

                                   ARTICLE 5.
                         REPRESENTATION AND WARRANTIES
                                 OF THE COMPANY

     The Company represents and warrants to, and covenants with, the Purchasers as of the date hereof as follows:

     5.1. Corporate Existence and Authority.

     The Company was incorporated on January 14, 1998 and (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged, and (c) has the corporate power and authority to execute, deliver and perform its obligations under the Transaction Agreements to which it is or will be a party.

     5.2. CORPORATE AUTHORIZATION; NO CONTRAVENTION.

     The execution, delivery and performance by the Company of the Transaction Agreements to which it is or will be a party and the consummation of the transactions contemplated hereby, including, without limitation, the issuance of the Preferred Shares, (a) have been duly authorized by all necessary corporate action, including, if required, stockholder action (b) do not conflict with or contravene the terms of the Certificate or the By-laws of the Company, or any amendment thereof; and (c) will not violate, conflict with or result in any material breach or contravention of (i) any Contractual Obligation of the Company or (ii) any Requirements of Law applicable to the Company.

     5.3. GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS.

     No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any applicable Requirements of Law in effect on the date hereof, and no lapse of a waiting period under any applicable Requirements of Law in effect on the date hereof, is necessary or required in connection with the execution and delivery of the Transaction Agreements to which it is or will be a party or the performance by the Company or enforcement against the Company of any material obligation by the Company under the Transaction Agreements to which it is or will be a party or the transactions to be performed thereunder.

     5.4. BINDING EFFECT.

     This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

     5.5.  CAPITALIZATION.

     On the Closing Date, the capital stock of the Company shall consist of at least One Hundred Fifty Million (150,000,000) shares of Common Stock and One Hundred Thousand (100,000) shares of preferred stock, with such shares including the Preferred Shares. Of the 150,100,000 authorized shares of capital stock of the Company, as of the date hereof, there will be (i) 15 million shares of Common Stock issued and outstanding; (ii) at least 5,000,000 shares of Common Stock reserved for issuance pursuant to the Employee Stock Option Plan; (iii) 52,000 shares of Series A Preferred Stock issued and outstanding; and (iv) 108,600,000 fully diluted shares of Common Stock outstanding, assuming conversion of all of the outstanding shares of Series A Preferred Stock mentioned in subsection (iii) above, into 93,600,000 shares of Common Stock, but not including any shares authorized pursuant to the Employee Stock Option Plan or otherwise. As of the Closing Date, all outstanding shares of capital stock of the Company, including the Preferred Shares, and the shares of Common Stock issuable upon conversion of the Preferred Shares (when issued in accordance with the conversion terms thereof), will be duly authorized and validly issued, fully paid, nonassessable and free and clear of any Liens, preferential rights, priorities, claims, options, charges or other encumbrances or restrictions other than those created by the Certificate, the Bylaws, and the Shareholders' Agreement.

          (a) SCHEDULE 5.5 sets forth the name of each holder of the issued and outstanding capital stock of the Company as of June 19, 1998, the number of shares of such capital stock held beneficially or of record by each such holder as of June 19, 1998, the name of each Person holding any options or other rights to purchase any capital stock of the Company as of June 19, 1998 (except as may be permitted under the Shareholders' Agreement), the number, class and series of shares of capital stock subject to each such option or right as of June 19, 1998, and the exercise price of each such option or right as of June 19, 1998. Except for the options under the Employee Stock Option Plan and the Preferred Shares, there are no outstanding securities convertible into or exchangeable for capital stock of the Company or options, warrants or other rights to purchase or subscribe to capital stock of the Company or contracts, commitments, agreements, understandings or arrangements of any kind to which the Company or any holder is a party relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such options, warrants or rights. The Company has no subsidiaries.

          (b) Except as set forth on SCHEDULE 5.5 and as may be provided in the Shareholders' Agreement as of June 19, 1998, no Person has any preemptive rights, rights of first refusal, "tag along" rights, rights of co-sale or any similar rights with respect to the issuance of the Preferred Shares contemplated hereby or the issuance of any additional shares of stock by the Company. SCHEDULE 5.5 identifies all Persons holding any such rights as of June 19, 1998 and describes the material terms of all such rights.

     5.6.  PRIVATE OFFERING.

     No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Preferred Shares. No registration of the Preferred Shares pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws will be required by the offer, sale or issuance of the Preferred Shares pursuant to this Agreement. The Company agrees that neither it, nor anyone authorized to act on its behalf, will offer or sell the Preferred Shares or any other security so as to require the registration of the Preferred Shares pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such Preferred Shares are so registered.

     5.7.  LITIGATION.

     As of June 19, 1998, the Company has not received any notice of any governmental charge, complaint or action or court order, writ, injunction, judgment or decree outstanding or any claim, suit, legal proceeding, (collectively, "Actions") which if adversely determined would have a material adverse effect on (i) the Company or the Condition of the Company or (ii) the transactions required to be performed by the Company under this Agreement and, to the Company's knowledge, there is no valid basis therefor, and no Action is threatened against the Company.

     5.8. FINANCIAL STATEMENTS.

     The Company was incorporated on January 14, 1998. As of June 19, 1998, it has no assets, except as described below, and has not prepared financial statements. SCHEDULE 5.8(a) sets forth all expenditures by or on behalf of the Company since its formation through June 19, 1998 in excess of $25,000, in any one case, or $250,000, in the aggregate. The Company's projections attached hereto as SCHEDULE 5.8(b) are as of June 19, 1998 and were prepared by the Company's management in good faith, are based on reasonable assumptions, represent management's best estimates of the Company's predicted operations and performance under its business plan and reflect actual subjective expectations of the Company's management. The Company has no reason to believe that the results reflected in such projections are not attainable.

     5.9. TITLE AND CONDITION OF ASSETS.

     As of June 19, 1998, the Company currently has no assets (other than cash) except as listed on SCHEDULE 5.10. As of June 19, 1998, the Company has a valid and enforceable leasehold interest in its leases listed on SCHEDULE
5.10 pursuant to the terms of the lease agreements and is not in default thereunder.

     5.10. CONTRACTUAL OBLIGATIONS.

     As of June 19, 1998, the Company has not entered into any contracts or agreements or incurred any material liabilities, other than pursuant to this Agreement, the Shareholder's Agreement and the agreements listed on SCHEDULE 5.10.

     5.11. TAX MATTERS.

     The Company has duly filed all tax reports and returns required to be filed by it, including all federal, state, local and foreign tax returns and reports and paid all taxes due with respect thereto.

     5.12. SEVERANCE ARRANGEMENTS.

     Except as set forth on SCHEDULE 5.12, as of June 19, 1998, the Company has not entered into any severance or similar arrangement in respect of any present or former employee of the Company that will result in any obligation (absolute or contingent) of the Company to make any payment to such present or former employee of the Company following termination of employment.

     5.13. INVESTMENT COMPANY/GOVERNMENT REGULATIONS.

     Immediately following the Closing, after giving effect to the transactions contemplated by this Agreement and the Shareholders' Agreement neither the Company nor any Person controlling, controlled by or under common control with the Company will be an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not subject to regulation under the Public Utility Holding Company Act of

1935, as amended, the Federal Power Act, or any federal or state statue or regulation limiting its ability to incur Indebtedness.

     5.14. BROKER'S FINDER'S SIMILAR FEES.

     There are no brokerage commissions, finder's fee or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any officer, director, shareholder, or Affiliate of the Company or any action taken by any such person.

     5.15. LABOR RELATIONS AND EMPLOYEE MATTERS.

           (a) The Company is not and has not engaged in any unfair labor practice.

           (b) Except as set forth on SCHEDULE 5.10, as of June 19, 1998, the Company is not a party to any employment agreement (other than "at will" employment relationships), collective bargaining agreement or covenant not to compete.

           (c) No complaint under any statute or regulation relating to employment has been filed against the Compny.

     5.16. EMPLOYEE BENEFITS MATTERS.

     As of the date hereof, the Company had not adopted or implemented an Employee Plan, execpt as described on SCHEDULE 5.16.

     5.17. OUTSTANDING BORROWINGS.

     SCHEDULE 5.17 lists the amount of all material Outstanding Borrowings as of June 19, 1998 and the name of each lender thereof.

     5.18. INSURANCE SCHEDULE.

     SCHEDULE 5.18 accurately summarizes all of the Company's insurance policies or programs in effect as of June 19, 1998 and indicates the insurer's name and policy number and also indicates any self-insurance program that is in effect.

     5.19. SOLVENCY.

     The Company has not (i) made a general assignment for the benefit of its creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition in bankruptcy by its creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets or properties, (iv) suffered the attachment or other judicial seizure of all substantially all of its assets or (v) admitted in writing its inability to pay its debts as they come due.

     5.20. NO OTHER AGREEMENTS TO SELL THE ASSETS OR CAPITAL STOCK OF THE
           COMPANY.

     Other than as otherwise set forth in this Agreement, the Company has no legal obligation, absolute or contingent, other than the obligations of the Company under this Agreement or the Shareholder's Agreement, to any person or firm to (i) sell any capital stock of the Company or, outside of the ordinary course of business, assets, or effect any merger, consolidation or other reorganization of the Company or (ii) enter into any agreement with respect to any of the foregoing.

     5.21. KEY EMPLOYEES.

     The performance by the Company's key employees of their duties for the Company as contemplated by the Company's business plan will not violate any provision of any agreement to which any of such persons or the Company is a party, including any agreement with any former employer of any such person, or give rise to any obligation or liability of the Company to any third party or limit in any way the Company's ability to conduct its business. None of the Company's key employees is engaged, directly or indirectly, or has any interest (other than as a shareholder of a public company) in any entity which is engaged in competition with the Company in its planned activities.

     5.22. COMPLIANCE WITH LAW.

     In its conduct of its business and affairs since its formation, the Company has complied in all material respects with all applicable
Requirements of Law.

     5.23. DISCLOSURE.

     The Company has, to the best of its knowledge, fully responded to all requests for information, and the Company has accurately answered all questions from the Purchasers concerning the Condition of the Company, and has not knowingly withheld any facts relating thereto which it reasonably believes to be material with respect to its Condition. No information in this Agreement or in any Exhibit or Schedule attached to this Agreement, contains or will contain any untrue statement of a material fact or when considered together with all such information delivered to the Purchasers omits to state any material fact. The disclosures made in writing by the Company in connection with this Agreement when read in the light of the circumstances when made and taken as a whole, did not when made contain any untrue statement of a material fact.

                                 ARTICLE 6.
                            REPRESENTATIONS AND
                        WARRANTIES OF THE PURCHASERS

     Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as of the date hereof as follows:

     6.1. LOCATION OF PRINCIPAL OFFICE, QUALIFICATION AS AN ACCREDITED
          INVESTOR.

     The state in which Purchaser's principal domicile is located is the state set forth in such Purchaser's address on SCHEDULE 2. Each Purchaser by execution of this Agreement hereby represents that it qualifies as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act. Such Purchaser acknowledges that the Company has made available to such Purchaser at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to such Purchaser.

     6.2. TRANSFER RESTRICTIONS IMPOSED BY SECURITIES LAW.

     Such Purchaser understand that the Preferred Shares have not been registered under the Securities Act and applicable state securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available.

     6.3. BINDING EFFECT.

     This Agreement has been duly authorized by all necessary action on the part of such Purchaser, has been duly executed and delivered by such Purchaser, and this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     6.4. PURCHASE FOR OWN ACCOUNT.

     The Preferred Shares, and the shares of Common Stock to be issued upon conversion of the Preferred Shares, are being or will be acquired by such Purchaser for such Purchaser's own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of such Purchaser at all times to sell or otherwise dispose of all or any part of the Preferred Shares or the shares of Common Stock issuable upon conversion of the Preferred Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Purchaser's property being at all times within such Purchaser's control. If such Purchaser should in the future decide to dispose of any of the Preferred Shares or the shares of Common Stock issuable upon conversion of the Preferred Shares, such Purchaser understands and agrees that such Purchaser may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. Such Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Preferred Shares or the shares of Common Stock to be issued upon conversion of the Preferred Shares to the following effect:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE SHAREHOLDERS' AGREEMENT, DATED AS OF MAY 28, 1998, AS AMENDED. A COPY OF SUCH AGREEMENT MAY BE OBTAINED FROM THE COMPANY UPON REQUEST."

     6.5  FINANCIAL CONDITION: SOPHISTICATION.

     Such Purchaser's financial condition is such that such Purchaser is able to bear the risk of holding the Preferred Shares for an indefinite period of time and can bear the loss of such Purchaser's entire investment in the Preferred Shares. Such Purchaser has such knowledge and experience in financial and business matters and in making high risk investments of this type that such Purchaser is capable of evaluating the merits and risks of the purchase of the Preferred Shares and understands that there may be no established market for the Company's capital stock.

     6.6 PURCHASER REPRESENTATIVE; POWER OF ATTORNEY; RECEIPT OF INFORMATION.

     Such Purchaser has appointed Account Management Corporation (the "Purchaser Representative") as its representative for all purposes in connection with its investment in the Company. The Purchaser Representative is a registered investment adviser under the Investment Advisers Act of 1940, the services of which such Purchaser has retained in connection with investments in addition to Purchaser's investment in the Company. Mr. Albright and Mr. Peter de Roetth are the directors, officers and, with their families, the beneficial owners of Purchaser Representative and are also registered investment advisers under the Investment Advisers Act of 1940. Except for Mr. Albright and Mr. Peter de Roetth, such Purchaser has duly and validly granted to the Purchaser Representative a power of attorney authorizing the Purchaser Representative to execute and deliver, on behalf of such Purchaser, this Agreement and all other agreements, instruments, and documents that the Purchaser Representative may deem necessary, appropriate, or desirable in connection with Purchaser's investment in the Company. Through the Purchaser Representative, such Purchaser has been furnished access to the business records of the Company and such additional information and documents as such Purchaser has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement, the purchase of the Preferred Shares, the prospective operations, market potential, capitalization, financial conditions, and prospects of the business to be conducted by the Company, and all other matters deemed relevant by such Purchaser.

     6.7. BROKER'S, FINDER'S OR SIMILAR FEES.

     There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Purchaser or any action taken by such Purchaser.

     6.8. GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENT.

     No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirements of Law, and no lapse of a waiting period under any Requirements of Law, is necessary or required in connection with the execution, delivery or performance by such Purchaser (including, without limitation, the aquisition of the Preferred Shares) or enforcement against such Purchaser of the Transaction Agreements to which such Purchaser is or will be a party or the transactions contemplated thereby.

     6.9. LITIGATION.

     No Actions are pending, or to the best knowledge of such Purchaser, threatened relating to or affecting the transactions required to be performed by such Purchaser under the Transaction Agreements to which such Purchaser is or will be a party.


                                   ARTICLE 7.
                      COVENANTS OF THE COMPANY WITH RESPECT
                       TO THE PERIOD FOLLOWING THE CLOSING

     Until all Preferred Shares are no longer outstanding due to conversion or otherwise and until the payment by the Company of all other amounts due to the Purchasers under this Agreement or the related agreements referred to herein or the Certificate, the Company hereby covenants and agrees with the Purchasers as follows:

     7.1. RESERVATION OF SHARES.

     The Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue or delivery upon conversion of the Preferred Shares as provided in the Certificate, the maximum number of shares of Common Stock that may be issuable or deliverable upon such conversion. Such shares of Common Stock shall, when issued or delivered in accordance with the provisions of the Certificate, be duly authorized, validly issued and fully paid and non-assessable. The Company shall issue such Common Stock in accordance with the provisions of the Certificate and shall otherwise comply with the terms thereof.

     7.2. VOTING RIGHTS.

     Except for Mr. Albright and Mr. Peter de Roetth, the Purchasers shall, within 10 Business Days after the Closing Date, grant to the Purchaser Representative its "voting proxy," which proxy shall, among other things, authorize the Purchaser
Representative to cast all votes on which the holder of the Preferred Shares, or the shares of Common Stock into which such Preferred Shares may be converted, may be lawfully entitled to vote.

                               ARTICLE 8
                            INDEMNIFICATION

     8.1 INDEMNIFICATION.

         (a) In addition to all other sums due hereunder or provided for in this Agreement, the Company (the "Selling Indemnifying Party") shall defend, indemnify and hold harmless the Purchasers and their agents, employees, and assigns (each a "Purchasing Indemnified Party") to the fullest extent permitted by law from and against any and all losses, costs, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel, as limited by Section 8.2 below) and other liabilities (collectively, "Liabilities") incurred or suffered by any Purchasing Indemnified Party resulting from or arising out of (i) any breach by any Selling Indemnifying Party of any representation or warranty, covenant or agreement of the Selling Indemnifying Party in this Agreement; provided, however, that no Selling Indemnifying Party shall be liable under this
Section 8.1 to any Purchasing Indemnified Party to the extent that it is finally judicially determined that such Liabilities resulted primarily from the material breach by such Purchasing Indemnified Party of any representation, warranty, covenant or other agreement of such Purchasing Indemnified Party contained in this Agreement or (ii)any material liability of the Company on the Closing Date not disclosed in this Agreement.

         In addition to all other sums due hereunder or provided for in this Agreement, each Purchaser (the "Purchasing Indemnifying Party"), severally and not jointly, shall defend, indemnify and hold harmless the Company and its Affiliates and its officers, directors, agents, employees, subsidiaries, partners and assigns (each a "Selling Indemnified Party") to the fullest extent permitted by law from and against any and all Liabilities incurred or suffered by such Selling Indemnified Parties resulting from or arising out of any breach of any representation, warranty, covenant or agreement of such Purchasing Indemnifying Party in this Agreement; provided, however, that no Purchasing Indemnifying Party shall not be liable under this Section 8.1 to a Selling Indemnified Party to the extent that it is finally judicially determined that such Liabilities resulted primarily from the material breach by such Selling Indemnified Party of any representation, warranty, covenant or other agreement of such Selling Indemnified Party contained in this Agreement.

         (c) if and to the extent that any indemnification provided for in this Agreement is unenforceable for any reason, the Indemnifying Parties (as defined below) obligated to indemnify any Indemnified Party (as defined below) shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws. In connection with the obligation of the Indemnifying Parties to indemnify for expenses as set forth herein, the Indemnifying Parties further agree, upon presentation of appropriate invoices containing reasonable detail, to reimburse each Indemnified

Party for all such expenses (including reasonable fees, disbursements and other charges of counsel, as limited by Section 8.2 below) as they are incurred by such Indemnified Party.

    8.2.  NOTIFICATION.

    If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against any party entitled to indemnification pursuant to this Section 8 (an "Indemnified Party") in respect of which indemnity may be sought from any party required to indemnify such Indemnified Party (an "Indemnifying Party"), such Indemnified Party shall promptly notify the Indemnifying Party in writing, and such Indemnifying Party shall assume the defense thereof, including the employment of counsel selected by such Indemnifying Party and reasonably satisfactory to such Indemnified Party and the payment of all expenses; PROVIDED, HOWEVER, that any failure to so notify such Indemnifying Party shall not impair obligations hereunder except and only to the extent that such failure results in actual prejudice to such Indemnifying Party. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Party unless (a) such Indemnifying Party agreed to pay such fees and expenses or (b) such Indemnifying Party shall have failed to assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and such Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to such Indemnifying Party (in which case, such Indemnifying Party shall employ separate counsel at the expense of such Indemnifying Party, it being understood, however, that such Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Party and any other Indemnified Parties). No Indemnifying Party shall be liable for any settlement of any such action or proceeding effected without its written consent (which shall not be withheld unreasonably), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, such Indemnifying Party agrees to indemnify and hold harmless such Indemnified Party from and against any Liabilities by reason of such settlement or judgment. No Indemnifying Party shall agree to any settlement of any third party claim without the consent of the Indemnified Party, which shall not be withheld if such settlement provides only for the payment of money to be paid by the Indemnifying Party.


                               ARTICLE 9.
                             MISCELLANEOUS

     9.1.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     All of the representations and warranties made herein shall survive the Closing for a period of twelve months.

     9.2.  NOTICES.

     All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service or personal delivery or via facsimile;

          (a)  If to Purchasers:

               Account Management Corporation
               Two Newbury Street
               Boston, Massachusetts 02116
               Attention: Peter de Roetth

               with a copy to:

               Ropes & Gray
               1 International Place
               Boston, MA 02110-2624
               Attention: John Beard, Esq.

          (b)  if to the Company:

               USinternetworking, Inc.
               175 Admiral Cochrane Drive
               Suite 400
               Annapolis, Maryland 21401
               Attention: Christopher R. McCleary

               with a copy to:

               Latham & Watkins
               1001 Pennsylvania Avenue, N.W.
               Suite 1300
               Washington, D.C. 20004-2505
               Attention: James F. Rogers, Esq.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if delivered by facsimile, upon confirmation of such transmission; and five business days after being deposited in the mail, postage prepaid, if mailed.

     9.3.  SUCCESSORS AND ASSIGNS.

     This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. This Agreement may be assigned by the Purchasers to any permitted transferee of all or part of the Preferred Shares or the Common Stock issued upon conversion thereof. The Company may not assign any of its rights under this Agreement without the written consent of the Purchasers. Except as provided in this Section 9.3, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the Transaction Agreements.

     9.4. AMENDMENT AND WAIVER.

         (a) No failure or delay on the part of the Company or the Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchasers at law, in equity or otherwise.

         (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company (if applicable) and the Purchasers, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any party in any case shall entitle any party hereto to any other or further notice or demand in similar or other circumstances.

     9.5. COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     9.6. HEADINGS.

     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     9.7. GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to the principles of conflicts of law of such state.

     9.8. JURISDICTION.

     Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of Maryland or of the United States of America for the District of Maryland and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 9.2, such service to become effective 10 days after such mailing.

     9.9. SEVERABILITY.

     If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     9.10. RULES OF CONSTRUCTION.

     Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

     9.11. ENTIRE AGREEMENT.

     This Agreement, together with the exhibits and schedules hereto and the other related agreements referred to herein, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other related agreements referred to herein supersede all prior agreements and understandings between the parties with respect to such subject matter.

     9.12. PUBLICITY.

     Except as may be required by applicable law, none of the parties hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto, provided that the Purchasers may nonetheless communicate with their partners concerning such transactions and investment in the Company and may publish a "tombstone" in the customary form with respect to its investment. If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

     9.13. FURTHER ASSURANCES.

     Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filing with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.


     9.14. WAIVER OF JURY TRIAL.

     EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS
AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the data first above written.


                                       USINTERNETWORKING, INC.

                                    By: /s/ Christopher R. McCleary
                                        ---------------------------
                                    Name:  Christopher R. McCleary
                                           -----------------------
                                    Title: Chairman & Chief Executive Officer
                                           -----------------------------------


                                    Richard C. Albright

                                    ------------------------------------------


                                    Bruce H. Brandaleone

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By:
                                        --------------------------------------

                                    Christopher de Roetth

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By:
                                        --------------------------------------

                                    Elisabeth de Roetth

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By:
                                        --------------------------------------


                                    Peter de Roetth

                                    ------------------------------------------

                                    Nicholas De Wolf

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                       USINTERNETWORKING, INC.

                                    By:
                                           -----------------------------------
                                    Name:
                                           -----------------------------------
                                    Title:
                                           -----------------------------------


                                    Richard C. Albright

                                    /s/ Richard C. Albright
                                    -----------------------


                                    Bruce H. Brandaleone

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------------

                                    Christopher de Roetth

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------

                                    Elisabeth de Roetth

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------


                                    Peter de Roetth

                                    /s/ Peter de Roetth
                                    ------------------

                                    Nicholas de Roetth

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------

                                    Christopher Egan

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------

                                    Michael J. Egan

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------


                                    Richard J. Egan

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    /s/ Peter de Roetth
                                    ------------------


                                    Richard J. and Maureen E. Egan
                                        Grandchildren's Trust

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    /s/ Peter de Roetth
                                    ------------------

                                    Donald A. Foss

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------

                                    David Friend

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------

                                    Roger G. Marino

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------

                                    William O. Miller

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------

                                    James K. Schuler

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------

                                    Carolyn H. Walter

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By: /s/ Peter de Roetth
                                        ------------------

                                    James E. Westervelt

                                    By: ACCOUNT MANAGEMENT CORPORATION, poa

                                    By:/s/ Peter de Roetth
                                       -------------------

                             TABLE OF EXHIBITS


EXHIBITS
--------

EXHIBIT A     CONSENT AND WAIVER

EXHIBIT B     JOINDER TO THE SHAREHOLDER'S AGREEMENT

EXHIBIT C     FORM OF OPINION - COMPANY COUNSEL

EXHIBIT D     FORM OF OPINION - PURCHASERS' COUNSEL

                                 CONSENT AND WAIVER

     This CONSENT AND WAIVER is entered into this _____ day of July, 1998 by and among (i) USinternetworking, Inc., a Delaware corporation (the "COMPANY")
(ii) BLUE CHIP CAPITAL FUND II L.P. ("BLUE CHIP"), MIAMI VALLEY VENTURE FUND L.P. ("MIAMI VALLEY"), GROTECH PARTNERS IV, L.P. ("GROTECH"), GROTECH PARTNERS V, L.P. ("GROTECH II"), VENROCK ASSOCIATES ("VENROCK"), VENROCK ASSOCIATES II, L.P. ("VENROCK II"), SOUTHERN VENTURE FUND SBIC, L.P. ("MASSEY"), SOUTHERN VENTURE FUND II, L.P. ("MASSEY II"), USi Partners, Ltd. ("USI PARTNERS") and US WEST Communications, Inc. ("US WEST" and, together with Blue Chip, Miami Valley, Grotech, Grotech II, Venrock, Venrock II, Massey, Massey II and USi Partners, the "PREFERRED STOCKHOLDERS") and (iii) Christopher R. McCleary, Stephen E. McManus and Christopher M. Poelma (collectively referred to herein as the "INDIVIDUAL STOCKHOLDERS").

     WHEREAS, each of the Individual Stockholders owns 5 million shares of Common Stock of the Company, with such shares constituting all of the issued and outstanding Common Stock of the Company as of the date hereof;

     WHEREAS, the Preferred Stockholders own shares of Series A Preferred Stock of the Company and pursuant to Section 5(b)(12) of the Certificate of Incorporation, as amended by the Certificate of Designation, which sets forth the terms and conditions of the Series A Preferred Stock, the Company must obtain the consent of the holders of two-thirds of the outstanding shares of Series A Preferred Stock to issue additional shares of Series A Preferred Stock;

     WHEREAS, the Preferred Stockholders, the Individual Stockholders and the Company have entered into a Shareholder's Agreement, dated as of May 28, 1998, pursuant to Section 5 of which the Preferred Stockholders and the Individual Stockholders have certain preemptive rights with respect to the Company's issuance of additional shares of Series A Preferred Stock;

     WHEREAS, the Company has entered into a Stock Purchase Agreement with certain investors represented by Account Management Corporation (each an "INDIVIDUAL PREFERRED STOCKHOLDER" or collectively, the "INDIVIDUAL PREFERRED STOCKHOLDERS"), pursuant to which the Company has agreed to issue and sell up to 3,000 shares of its Series A Preferred Stock to the Individual Preferred Stockholders;

     WHEREAS, the Preferred Stockholders, which Preferred Stockholders constitute all of the holders of the Series A Preferred Stock as of the date hereof, desire to consent to the issuance of the shares of Series A Preferred Stock to each of the Individual Preferred Stockholders as required pursuant to Section 5(b)(12) of the Certificate of Designation; and

     WHEREAS, the Preferred Stockholders and the Individual Stockholders desire to waive any rights they have under Section 5 of the Shareholders' Agreement with respect to such issuance of shares by the Company to each of the Individual Preferred Stockholders;

     NOW, THEREFORE, in consideration of the foregoing, and the covenants and agreements of the parties set forth herein, the parties hereto hereby agree as follows:

     1. The Preferred Stockholders do hereby consent to the above-referenced issuance of shares of Series A Preferred Stock to each of the Individual Preferred Stockholders and to the Individual Preferred Stockholders being bound by the terms of Shareholders' Agreement as though an original party thereto.

     2. The Preferred Stockholders and the Individual Stockholders do hereby waive any rights they have under Section 5 of the Shareholders' Agreement with respect to the issuance of shares of Series A Preferred Stock by the Company to each of the Individual Preferred Stockholders.


                    [THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, this written consent and waiver has been executed by the undersigned as of the date first above written.

                                       THE COMPANY:

                                       USINTERNETWORKING, INC.
                                       a Delaware corporation



                                       By:
                                          -------------------------------
                                          Christopher R. McCleary,
                                          Chief Executive Officer

                                       THE PREFERRED STOCKHOLDERS:

                                       BLUE CHIP CAPITAL FUND II LIMITED
                                       PARTNERSHIP

                                       By: BLUE CHIP VENTURE COMPANY,LTD.
                                           Its General Partner

                                       By:
                                          -------------------------------
                                          John H. Wyant
                                          Manager

                                       MIAMI VALLEY VENTURE FUND L.P.

                                       By: BLUE CHIP VENTURE COMPANY OF
                                           DAYTON, LTD.
                                           Its Special Limited Partner


                                       By:
                                          -------------------------------
                                          John H. Wyant
                                          Manager

                                       GROTECH PARTNERS IV L.P.

                                       By: GROTECH CAPITAL GROUP IV, LLC
                                           Its General Partner

                                       By:
                                          -------------------------------
                                       Name:
                                       Title:

                                       GROTECH PARTNERS V L.P.

                                       By: GROTECH CAPITAL GROUP V, LLC
                                            Its General Partner

                                       By:
                                          -------------------------------
                                       Name:
                                       Title:

                                       SOUTHERN VENTURE FUND SBIC, L.P.

                                       By: SVF SBIC, L.P.
                                            Its General Partner


                                       By:
                                          -------------------------------
                                            Partner


                                       By:
                                          -------------------------------
                                            Partner


                                       SOUTHERN VENTURE FUND II, L.P.


                                       By:
                                          -------------------------------
                                            General Partner

                                        VENROCK ASSOCIATES


                                        By:
                                           ---------------------------
                                              General Partner


                                        VENROCK ASSOCIATES II, L.P.


                                        By:
                                           ---------------------------
                                              General Partner


                                        USI PARTNERS, LTD.


                                        By:
                                           ---------------------------
                                        Name:
                                        Title:


                                        US WEST COMMUNICATIONS, INC.


                                        By:
                                           ---------------------------
                                        Name:
                                        Title:


                                        THE INDIVIDUAL STOCKHOLDERS:
                                        ----------------------------


                                        -------------------------------
                                        Christopher R. McCleary


                                        -------------------------------
                                        Stephen E. McManus


                                        -------------------------------
                                        Christopher M. Poelma

                                 JOINDER AGREEMENT


    This Joinder Agreement (this "JOINDER AGREEMENT") is made as of the date written below by the undersigned (each, a "JOINING PARTY") and the parties to the Shareholders' Agreement, dated as of May 28, 1998. Capitalized terms used but not defined herein shall have the meanings given such terms in the Shareholders' Agreement.

    Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party will be deemed to be a party to the Shareholders' Agreement and shall have all of the rights and obligations of a "STOCKHOLDER" thereunder as if it had executed the Shareholders' Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders' Agreement. The execution of this Joinder Agreement shall be a counterpart execution of the Shareholders' Agreement, dated May 28, 1998, and the undersigned agrees to be bound by all the terms thereof as though an original party thereto.

    IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

                                         Date:
                                              ------------------------------


                                         Richard C. Albright

                                         -----------------------------

                                         Bruce H. Brandaleone

                                         By: ACCOUNT MANAGEMENT CORPORATION,poa

                                         By:
                                            -----------------------------------

                                         Christopher de Roeth

                                         By: ACCOUNT MANAGEMENT CORPORATION,poa

                                         By:
                                             ----------------------------------

                                        Elisabeth de Roetth

                                        By: ACCOUNT MANAGEMENT CORPORATION,poa

                                        By:
                                            -----------------------------------

                                        Peter de Roetth

                                        --------------------------------------

                                        Nicholas DeWolf

                                        By: ACCOUNT MANAGEMENT CORPORATION,poa

                                        By:
                                            ----------------------------------

                                        Christopher Egan

                                        By: ACCOUNT MANAGEMENT CORPORATION,poa

                                        By:
                                            -----------------------------------

                                        Michael J. Egan

                                        --------------------------------------

                                        Richard J. Egan

                                        By: ACCOUNT MANAGEMENT CORPORATION,poa

                                        By:
                                            ----------------------------------

                                         Richard J. and Maureen E. Egan
                                           Grandchildren's Trust

                                         By: ACCOUNT MANAGEMENT CORPORATION, poa

                                         By:
                                         -------------------------------------

                                         Donald A. Foss

                                         By: ACCOUNT MANAGEMENT CORPORATION, poa

                                         By:
                                         -------------------------------------

                                         David Friend

                                         By: ACCOUNT MANAGEMENT CORPORATION, poa

                                         By:
                                         -------------------------------------

                                         Roger G. Marino

                                         By: ACCOUNT MANAGEMENT CORPORATION, poa

                                         By:
                                         -------------------------------------

                                         William G. Miller

                                         By: ACCOUNT MANAGEMENT CORPORATION, poa

                                         By:
                                         --------------------------------------

                                         James K. Schuler

                                         By: ACCOUNT MANAGEMENT CORPORATION, poa

                                         By:
                                              ---------------------------------

                                         Carolyn H. Walter

                                         By: ACCOUNT MANAGEMENT CORPORATION, poa

                                         By:
                                             ----------------------------------

                                         Jane E. Westervelt

                                         By: ACCOUNT MANAGEMENT CORPORATION, poa

                                         By:
                                             ----------------------------------

ACCEPTED AND ACKNOWLEDGED:


THE COMPANY:
USINTERNETWORKING, INC.
a Delaware corporation



By:
   -------------------
Christopher R. McCleary, Chief Executive Officer


THE STOCKHOLDERS:

BLUE CHIP CAPITAL FUND II LIMITED
PARTNERSHIP

By: BLUE CHIP VENTURE COMPANY, LTD.
Its General Partner


By:
   -----------------------------
John H. Wyant
Manager

MIAMI VALLEY VENTURE FUND L.P.

By: BLUE CHIP VENTURE COMPANY OF
DAYTON, LTD.
Its Special Limited Partner



By:
   ----------------------------
      John H. Wyant
      Manager

GROTECH PARTNERS IV L.P.

By: GROTECH CAPITAL GROUP IV, LLC
Its General Partner

By:
   ------------------------

Name:
Title:


GROTECH PARTNERS V L.P.

By: GROTECH CAPITAL GROUP V, LLC
Its General Partner


By:
   ---------------------------------
Name:
Title:


SOUTHERN VENTURE FUND SBIC, L.P.

By: SVF SBIC, L.P.
Its General Partner


By:
    ----------------------------------
    Partner



By:
    ----------------------------------
    Partner



SOUTHERN VENTURE FUND II, L.P.

By:
    ----------------------------------
    General Partner



VENROCK ASSOCIATES

By:
    ----------------------------------
    General Partner

VENROCK ASSOCIATES II, L.P.


By:
   -------------------
    General Partner




-----------------------------
Christopher R. McCleary



-----------------------------
Steve McManus



-----------------------------
Chris M. Poelma



USI PARTNERS, LTD.



By:
   ----------------------------
Name:
Title:




US WEST COMMUNICATIONS, INC.



By:
   ----------------------------
Name:
Title:

                                 JOINDER AGREEMENT


    This Joinder Agreement (this "JOINDER AGREEMENT") is made as of the date written below by the undersigned (each, a "JOINING PARTY") and the parties to the Shareholders' Agreement, dated as of May 28, 1998. Capitalized terms used but not defined herein shall have the meanings given such terms in the Shareholders' Agreement.

    Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party will be deemed to be a party to the Shareholders' Agreement and shall have all of the rights and obligations of a "STOCKHOLDER" thereunder as if it had executed the Shareholders' Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders' Agreement. The execution of this Joinder Agreement shall be a counterpart execution of the Shareholders' Agreement, dated May 28, 1998, and the undersigned agrees to be bound by all the terms thereof as though an original party thereto.

    IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

                                         Date:
                                              ------------------------------


                                         Richard C. Albright
                                         -----------------------------

                                         Bruce H. Brandaleone

                                         By: ACCOUNT MANAGEMENT CORPORATION, poa

                                         By:
                                            -----------------------------------

                                         Christopher de Roetth

                                         By: ACCOUNT MANAGEMENT CORPORATION, poa

                                         By:
                                             ----------------------------------

                                        Elisabeth de Roetth

                                        By: ACCOUNT MANAGEMENT CORPORATION, poa

                                        By:
                                            -----------------------------------

                                        Peter de Roetth

                                        --------------------------------------

                                        Nicholas DeWolf

                                        By: ACCOUNT MANAGEMENT CORPORATION, poa

                                        By:
                                            ----------------------------------

                                        Christopher Egan

                                        By: ACCOUNT MANAGEMENT CORPORATION, poa

                                        By:
                                            -----------------------------------

                                        Michael J. Egan

                                        By: ACCOUNT MANAGEMENT CORPORATION, poa

                                        By:
                                            -----------------------------------

                                        Richard J. Egan

                                        By: ACCOUNT MANAGEMENT CORPORATION, poa

                                        By:
                                            ----------------------------------

                                   Richard J. and Maureen E. Egan
                                    Grandchildren's Trust

                                   By: ACCOUNT MANAGEMENT CORPORATION, poa


                                   By:
                                      ----------------------------------------

                                   Donald A. Foss

                                   By: ACCOUNT MANAGEMENT CORPORATION, poa


                                   By:
                                      ----------------------------------------

                                   David Friend

                                   By: ACCOUNT MANAGEMENT CORPORATION, poa


                                   By:
                                      ----------------------------------------

                                   Roger G. Marino

                                   By: ACCOUNT MANAGEMENT CORPORATION, poa


                                   By:
                                      ----------------------------------------

                                   William G. Miller

                                   By: ACCOUNT MANAGEMENT CORPORATION, poa


                                   By:
                                      ----------------------------------------

                                   James K. Schuler

                                   By: ACCOUNT MANAGEMENT CORPORATION, poa


                                   By:
                                      ----------------------------------------

                                   Carolyn H. Walter

                                   By: ACCOUNT MANAGEMENT CORPORATION, poa


                                   By:
                                      ----------------------------------------

                                   Jane E. Westervelt

                                   By: ACCOUNT MANAGEMENT CORPORATION, poa


                                   By:
                                       ----------------------------------------

ACCEPTED AND ACKNOWLEDGED:

THE COMPANY:
USINTERNETWORKING, INC.
a Delaware corporation


By:
   ----------------------------
Christopher R. McCleary, Chief Executive Officer

THE STOCKHOLDERS:

BLUE CHIP CAPITAL FUND II LIMITED
PARTNERSHIP

By: BLUE CHIP VENTURE COMPANY, LTD.
Its General Partner


By:
   ----------------------------
   John H. Wyant
   Manager

MIAMI VALLEY VENTURE FUND L.P.

By: BLUE CHIP VENTURE COMPANY OF
DAYTON, LTD.
Its Special Limited Partner


By:
   ----------------------------
   John H. Wyant
   Manager

GROTECH PARTNERS IV L.P.

By: GROTECH CAPITAL GROUP IV, LLC
Its General Partner


By:
   ----------------------------

Name:
Title:

GROTECH PARTNERS V L.P.

By: GROTECH CAPITAL GROUP V, LLC
Its General Partner


By:
   ----------------------------
   Name:
   Title:

SOUTHERN VENTURE FUND SBIC, L.P.

By: SVF SBIC, L.P.
Its General Partner


By:
   ----------------------------
   Partner


By:
   ----------------------------
   Partner

SOUTHERN VENTURE FUND II, L.P.


By:
   ----------------------------
   General Partner

VENROCK ASSOCIATES


By:
   ----------------------------
   General Partner

VENROCK ASSOCIATES II, L.P.


By:
   -------------------------
   General Partner


----------------------------
Christopher R. McCleary


----------------------------
Steve McManus


----------------------------
Chris M. Poelma

USI PARTNERS, LTD.


By:
   -------------------------
   Name:
   Title:

US WEST COMMUNICATIONS, INC.


By:
   -------------------------
   Name:
   Title:

                                    EXHIBIT C

                        [LETTERHEAD OF LATHAM & WATKINS]

                                  _____, 1998

To the Purchasers Listed on Schedule A Hereto:

         Re: Stock Purchase Agreement dated as of June 19, 1998 (the "Agreement") by and among USinternetworking, Inc., a Delaware corporation, and the Purchasers, as listed on Schedule A attached hereto.

Ladies and Gentlemen:

         We have acted as counsel to USinternetworking, Inc., a Delaware corporation (the "Company"), in connection with the purchase by Purchasers of 2,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series A Preferred Stock") pursuant to the Agreement. This opinion is rendered to you pursuant to Section 3.12 of the Agreement. Capitalized terms defined in the Agreement, used herein, and not otherwise defined herein shall have the meanings given them in the Agreement.

         As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case we have made no or limited inquiry as specified below. We have examined, among other things, the following:

                        [LETTERHEAD OF LATHAM & WATKINS]

To the Purchasers
_________, 1998
Page 2


              (a) The Agreement; and

              (b) The certificate of incorporation of the Company, as amended, and the Bylaws of the Company (the "Governing Documents").

         The documents described in subsections (a) and (b) above are referred to herein collectively as the "Documents."

         In our examination, we have assumed the genuineness of all signatures (other than those of officers of the Company on the Documents), the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies.

         We have been furnished with, and with your consent have relied upon, certificates of officer(s) of the Company with respect to certain factual matters. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary.

         We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of Maryland, and the General Corporation Law of the State of Delaware, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any other local agencies within any state.

         Our opinions set forth in clauses (i) and (iii) of paragraph 4 below are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to stock purchase transactions. Whenever a statement herein is qualified by "to the best of our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the this stock purchase transaction do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Company.

         Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

                        [LETTERHEAD OF LATHAM & WATKINS]

To the Purchasers
_________, 1998
Page 3


         1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own and lease its properties and to conduct its business and to execute, deliver and perform its obligations under the Agreement. Based solely on certificates from public officials, we confirm that the Company is qualified to do business in the State of Maryland.

         2. The execution, delivery and performance of the Agreement by the Company has been duly authorized by all necessary corporate action of the Company, and the Agreement has been duly executed and delivered by the Company.

         3. The Agreement constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         4. The execution and delivery of the Agreement by the Company and the performance of the obligations of the Company under the Agreement do not: (i) violate any federal or Maryland statute, rule or regulation applicable to the Company or the Delaware General Corporation Law; (ii) violate the provisions of the Governing Documents or of any agreement to which the Company is a party identified to us by an officer of the Company as material to the Company's business; or (iii) to the best our knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by the Company under any federal statute, rule or regulation applicable to the Company. No opinion is expressed in clauses (i) and (iii) of this paragraph 4 as to the application of
Section 548 of the federal Bankruptcy Code and comparable provisions of state law or of any antifraud laws, antitrust or trade regulation laws.

         5. The shares of Series A Preferred Stock to be issued pursuant to the Agreement have been duly authorized and, when issued to and paid for by the Purchasers in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable. The issuance of shares of Common Stock upon conversion of the Preferred Shares has been duly authorized by the Company, and, as of the date hereof, a sufficient number of shares of the authorized but unissued Common Stock is available for issuance upon conversion of the Preferred Shares. The shares of Common Stock to be issued upon conversion of the Preferred Shares have been duly authorized and, when issued upon conversion of the Preferred Stock in accordance with the terms of the Preferred Stock, will be validly issued, fully paid and non-assessable.

         6. As of June 19, 1998, the date of the Agreement, the authorized capital stock of the Company consisted of One Hundred Fifty Million (150,000,000) shares of Common

                        [LETTERHEAD OF LATHAM & WATKINS]
To the Purchasers
_________, 1998
Page 4


Stock, par value $0.001 per share, and One Hundred Thousand (100,000) shares of preferred stock, par value $0.01 per share.

         The opinions expressed in paragraph 3 above are subject to the following limitations, qualifications and exceptions:

              (a) such opinions are subject to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting the rights of creditors; and

              (b) such opinions are subject to the exercise of judicial discretion in accordance with general principles of equity.

         To the extent that the obligations of the Company may be dependent upon such matters, we assume for purposes of this opinion that: all parties to the Agreement other than the Company are duly formed, validly existing and in good standing under the laws of their respective jurisdictions of formation; all parties to the Agreement other than the Company have the requisite partnership power and authority to execute and deliver the Agreement and to perform their respective obligations under the Agreement; and the Agreement to which such parties other than the Company are a party have been duly authorized, executed and delivered by such parties and constitute their legally valid and binding obligations, enforceable against them in accordance with their terms. We express no opinion as to compliance by any parties to the Agreement with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business.

         This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                  Very truly yours,

                                   Schedule A

PURCHASERS

Richard C. Albright
Bruce H. Brandaleone
Christopher de Roetth
Elisabeth de Roetth
Peter de Roetth
Nicholas DeWolf
Christopher Egan
Michael J. Egan
Richard J. Egan
Richard J. and Maureen E. Egan
      Grandchildren's Trust
Donald A. Foss
David Friend
Roger M. Marino
William G. Miller
James K. Schuler
Carolyn H. Walter
Jane E. Westervelt

                                                                           DRAFT

                  WRITER'S DIRECT DIAL NUMBER: (617) 951-741 1
                  WRITERS E-MAIL ADDRESS: JBEARD@ROPESGRAY.COM

                                  July 20, 1998

USinternetworking, Inc.
175 Admiral Cochrane Drive
Suite 400
Annapolis, MD 21401

Gentlemen:

    This opinion is furnished to you pursuant to Section 4.9 of that certain Stock Purchase Agreement (the "Purchase Agreement") dated as of June 19, 1998 between you and the purchasers named therein (the "Purchasers"). The Purchasers consist of two individuals acting in their own behalf (the "Signing Purchasers") and fourteen individuals and one trust (the "Agency Purchasers") represented in the transaction by Account Management Corporation, a Massachusetts corporation ("AMC") as Agent. Pursuant to the Purchase Agreement, the Purchasers have executed and delivered a certain "Joinder Agreement" pursuant to which they have become parties to a certain Shareholders' Agreement dated as of May 28, 1998. The Purchase Agreement, the Joinder Agreement and the Shareholders' Agreement are herein together referred to as the "Transaction Agreements".

    We have acted as counsel for AMC and the Purchasers in connection with the Transaction Agreements and the transactions contemplated thereby. We have acted as counsel to AMC for a number of years, and are generally familiar with its legal standing and legal affairs; our relationship to the Purchasers is as special counsel for the particular transactions contemplated by the Transaction Agreements.

    We have examined a power of attorney executed by Richard A. Egan appointing AMC as attorney in fact for purposes of the transactions contemplated by the Transaction Agreements, and we have been informed that like powers of attorney have been executed and delivered to AMC by each of the other Agency Purchasers. We have examined a document furnished to us as a copy of the Richard J. and Maureen E. Egan Grandchildren's Trust. We have also made inquiries as to the age, financial standing and investing experience of all Purchasers who are individuals. We are relying on the foregoing in connection with this opinion. We point out the fact that the Transaction Agreements provide that the governing law of such agreements is the law of Maryland. We are not members of the bar of the state of Maryland, but have assumed for the

                                       -2-                         July 20, 1998


purposes of this opinion that the law of Maryland does not differ from the law of Massachusetts insofar as relevant to the conclusions expressed herein.

      Based upon the foregoing, we are the opinion that:

1. AMC is a corporation duly incorporated, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

2. AMC holds a valid, binding and enforceable power of attorney from each of the Agency Purchasers.

3. The Purchase Agreement, and the Joinder Agreement have been duly executed and delivered by or on behalf of the Purchasers, such execution and delivery being by AMC, as agent, in the case of the Agency Purchasers. Except as qualified by the following sentence and by the last paragraph of this opinion, the Transaction Agreements constitute the legal valid and binding obligations of the Purchasers, enforceable against each of them in accordance with their terms. We express no opinion, however, on Section 4 of the Shareholders' Agreement (dealing with registration of securities under the Securities Act of 1933, as amended, and state securities laws), nor as to the effect of any limitations on the validity or enforceability of that Section on other provisions of the Shareholders' Agreement.

    (4) None of (i) the execution and delivery of the Transaction Agreements by each of the Purchasers, (ii) the purchase of the Series A Preferred Stock by each of the Purchasers, (iii) compliance with the terms and conditions of the Transaction Agreements on the Closing Date will conflict with, breach the terms and conditions of, constitute a default under, any judgment, decree, order, agreement, lease or other instrument known to us to which any of the Purchasers is a party or by which any of the Purchasers is legally bound.

    (5) To our knowledge, there is no order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any United States federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body in existence which restrains or which materially and adversely affects the transactions contemplated by the Transaction Agreement, or is likely to render it impossible or unlawful to consummate such transactions.

    Our opinion as to the legality, validity, binding effect and enforceability of the Purchase Agreement and the other Transaction Agreements is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of contracting parties and (b) general principles of equity, regardless whether enforcement is sought in proceedings in equity or at law. We also express no opinion as to the enforceability of

                                       -3-                         July 20, 1998


provisions relating to submission to jurisdiction, waiver of service of process, venue or waiver of the right to trial by jury.

                                  Very truly yours,

                                  Ropes & Gray

JEB/aml:3318915.01

                                    SCHEDULES

                                   SCHEDULE 1
                 SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK
                           TO BE ISSUED BY THE COMPANY
                                TO EACH PURCHASER


                                                         Total Purchase Price To
                                   Shares of Series A        Be Paid By Such
                                  Convertible Preferred   Purchaser For Shares
                                    Stock To Be Issued   of Series A Convertible
                                    By the Company To    Preferred Stock Issued
         Purchaser                   Each Purchaser         To Each Purchaser
--------------------------------------------------------------------------------
Richard C. Albright                       166.67            $     100,002.00

Bruce H. Brandaleone                      166.67            $     100,002.00
Nicholas de Wolf                          166.67            $     100,002.00
Christopher de Roetth                     125.00            $      75,000.00

Elisabeth de Roetth and Peter de Roetth   166.67            $     100,002.00
Christopher Egan                           41.67            $      25,002.00
Michael J. Egan                            41.67            $      25,002.00
Richard J. Egan                           166.67            $     100,002.00
Richard J. and Maureen E. Egan
Grandchildren's Trust                      41.67            $      25,002.00
Donald A. Foss                            166.67            $     100,002.00
David Friend                              125.00            $      75,000.00
Roger M. Marino                           166.67            $     100,002.00
William G. Miller                         125.00            $      75,000.00
James K. Schuler                          125.00            $      75,000.00
Carolyn H. Walter                          41.67            $      25,002.00
Jane E. Westervelt                        166.67            $     100,002.00
                                      ------------------------------------------
    Total                               2,000.04            $      1,200,024


                                   SCHEDULE 2

Account Management Corporation
Two Newbury Street
Boston, Massachusetts 02116

                                  SCHEDULE 5.5


--------------------------------------------------------------------------------
Holders of Issued and Outstanding       Number of Shares of Capital Stock Held
    Shares of Capital Stock
--------------------------------------------------------------------------------
Christopher McCleary                    5,000,000 shares of Common Stock
--------------------------------------------------------------------------------
Chris Poelma                            5,000,000 shares of Common Stock
--------------------------------------------------------------------------------
Steve McManus                           5,000,000 shares of Common Stock
--------------------------------------------------------------------------------


See attached for a list of the holders of Series A Preferred Stock.

See also attached for a list of employees granted stock options, which options shall be governed by the Employee Stock Option Plan.

                      SERIES A CONVERTIBLE PREFERRED STOCK


                                           Shares of Series A Convertible Preferred Stock
                   Holders                              Issued To Each Holder
--------------------------------------------------------------------------------
           Blue Chip Capital Fund II                          11,333.34
              Limited Partnership
        Miami Valley Venture Fund L.P.                         1,999.99
           Grotech Partners IV, and                           16,666.67
           Grotech Partners V, L.P.
       Southern Venture Fund SBIC, L.P.                        3,333.33
       Southern Venture Fund, II, L.P.                         1,666.67
             Venrock Associates                                3,583.33
          Venrock Associates II, L.P.                          4,750.00
Christopher R. McCleary (or McCleary Technology
                    Capital)                                   1,666.67
               USI Partners, Ltd.                              1,166.67
          US WEST Communications, Inc.                         5,833.33
                    Total                                     52,000.00


                             USINTERNETWORKING, INC.
                            STOCK PURCHASES AGREEMENT
                                 SCHEDULE 6.8(A)
                     ALL EXPENDITURES IN EXCESS OF $25,000

PAYEE                               EXPLANATION                                                        AMOUNT
-----                               -----------                                                        ------
American Express                    Advance payment of account                                         $   40,125.05

Boggs & Partners                    Professional Services-Architect                                    $   42,282.93

Coleman-Martin                      Computer Equipment-Laptops                                         $   43,417.00
                                    Computer Equipment-Printer, deskpro, notebooks                     $   29,951.00

Consortium One-Annapolis L.L.C.     Deposit related to the lease at 175 Admiral Cochrane Drive         $  400,000.00
                                    May Rent for 175 Admiral Cochrane Drive                            $   30,052.54
                                    June Rent for 175 Admiral Cochrane Drive                           $   30,052.54

Gordon Flesch Company               Two copiers with interface boards (one color) includes delivery.   $   48,264.50
                                    Installation and taxes.
                                    One copier includes delivery, installation and taxes.              $   80,718.00

Christopher McCleary                Partial repayment of loan                                          $  100,000.00
                                    Partial repayment of loan                                          $  342,489.95

PC Connection, Inc                  Computer Equipment                                                 $   77,640.00
                                    Computer Equipment                                                 $   39,471.45
                                    Computer Equipment                                                 $   41,809.00
                                    Computer Equipment                                                 $  100,000.00
                                    Computer Equipment                                                 $   25,518.75

Realty Association                  Security Deposit and First month's rent for 2661 Riva Road         $   38,398.42

                             USINTERNETWORKING, INC.
                            STOCK PURCHASES AGREEMENT
                                 SCHEDULE 5.8(A)

                     ALL EXPENDITURES IN EXCESS OF $25,000

PAYEE                               EXPLANATION                                                        AMOUNT
-----                               -----------                                                        ------

American Express                    Advance payment of account                                         $   40,125.05

Boggs & Partners                    Professional Services-Architect                                    $   42,282.93

Coleman-Martin                      Computer Equipment-Laptops                                         $   43,417.00
                                    Computer Equipment-Printer, deskpro, notebooks                     $   29,951.00

Consortium One-Annapolis L.L.C.     Deposit related to the lease at 175 Admiral Cochrane Drive         $  400,000.00
                                    May Rent for 175 Admiral Cochrane Drive                            $   30,052.54
                                    June Rent for 175 Admiral Cochrane Drive                           $   30,052.54

Gordon Flesch Company               Two copiers with interface boards (one color) includes delivery.   $   48,264.50
                                    Installation and taxes.
                                    One copier includes delivery, installation and taxes.              $   80,718.00

Christopher McCleary                Partial repayment of loan                                          $  100,000.00
                                    Partial repayment of loan                                          $  342,489.95

PC Connection, Inc                  Computer Equipment                                                 $   77,640.00
                                    Computer Equipment                                                 $   39,471.45
                                    Computer Equipment                                                 $   41,809.00
                                    Computer Equipment                                                 $  100,000.00
                                    Computer Equipment                                                 $   25,518.75

Realty Association                  Security Deposit and First month's rent for 2661 Riva Road         $   38,398.42

                             USINTERNETWORKING, INC.
                            STOCK PURCHASES AGREEMENT
                                 SCHEDULE 5.8(A)
                  AGGEGRATE EXPENDITURES IN EXCESS OF $200,000

PAYEE                               EXPLANATION                                                 AMOUNT
-----                               -----------                                                 ------

Consortium One-Annapolis L.L.C.     Deposit and rent for 175 Admiral Cochrane Drive (Lease)     $  465,915.00

Christopher McCleary                Payments on Loan                                            $  444,875.62

PC Connection, Inc.                 Computer Equipment                                          $  509,200.97

                                  SCHEDULE 5.10

LISTING OF CONTRACTUAL OBLIGATIONS

1)  Officer Agreement by and between USinternetworking, Inc. and Christopher
    R. McCleary dated May 29. 1998.

2) Officer Agreement by and between USinternetworking, Inc. and Chris M. Poelma, dated June 2, 1998.

3) Officer Agreement by and between USinternetworking, Inc. and Steve McManus, dated June 2,1998.

4) Sublease Agreement, by and between Exsportise, Inc. and USinternetworking, Inc., dated February 9,1998.

5) Agreement of Lease, by and between Consortium One-Annapolis, LLC and USinternetworking, Inc., dated April 3,1998.

6) Letter Agreement between USinternetworking, Inc. and Gary Heiwig, dated April 10, 1998 (acceptance by Heiwig dated April 14, 1998).

7)  Furniture Rental Agreement between Aaron Rents, Inc. and
    USinternetworking, Inc., dated March 10, 1998.

8)  Sublease Agreement, by and between Columbia Medical Plan and
    USinternetworking, Inc. dated May 8, 1998.

9) Agreement of Lease, by and between Realty Associates, Inc. and USinternetworking, Inc., dated June 3, 1998

10) Contract of Sale between First Church of Christ, Scientist, Seller, and USinternetworking, Inc., Buyer, dated May 1, 1998.

                                 SCHEDULE 5.16

EMPLOYEE PLANS

Although the Company has not adopted any formal employee benefit plans, the contours of the employee benefit plans have been described in writing to employees. The employee benefits are to include the following: (i) a 401(k) plan that is to be noncontributory until January 1, 1999, and thereafter subject to a 1:2 employer match, (ii) the Employee Stock Option Plan, and (iii) other typical plans such as health and vacation benefit plans. The Company has stated its intention that the Employee Stock Option Plan will be a qualified plan that will provide for the issuance of options to purchase shares at a discount of 20% from the then-current market price, to the extent permissible at any time. Certain of the Company's employees have been advised in writing, pursuant to the employment offer letters, of the number of option shares the Company intends to award to them. These option shares are listed in Schedule 5.5.

                                  SCHEDULE 5.17

LISTING OF ALL OUTSTANDING BORROWINGS

1) $2,000,000 credit line with Cisco Systems Capital Corp. for the purchase of Cisco Systems Products equipment. $0 outstanding at June 15, 1998.

2) $1,000,000 credit line with Hewlett-Packard Co. for the purchase of Hewlett-Packard equipment. $651,758.06 outstanding at June 15, 1998.

                                  SCHEDULE 5.18

LISTING OF INSURANCE POLICIES OR PROGRAMS

As of the date hereof, the Company has received only an Insurance Binder.